SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2002

ALLTEL Corporation

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

1-4996

(Commission File Number)

34-0868285

(IRS Employer identification No.)

One Allied Drive, Little Rock, Arkansas 72202

(501) 905-8000

(Address, including zip code, and telephone number, including area code, of

Registrant's principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

Item 9. Regulation FD Disclosure.

On August 12, 2002, each of the Chief Executive Officer, Scott T. Ford, and Chief Financial Officer, Jeffery R. Gardner, of ALLTEL Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLTEL Corporation

Date: August 12, 2002	By: /s/ Jeffery R. Gardner
Name: Jeffery R. Gardner
Title: Senior Vice President and
Chief Financial Officer

2

ALLTEL Corporation

Current Report On Form 8-K

Dated August 12, 2002

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Statement Under Oath of Chief Executive Officer
99.2	Statement Under Oath of Chief Financial Officer